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                                                                   Exhibit 10.13

                               505 UNIVERSITY EAST
                                  OFFICE LEASE


505 CENTER, L.P. (with its successors, called "Landlord") and 505 Entertainment, Ltd. (with its successors, called "Tenant"), in consideration of their mutual covenants and agreements in this Lease, agree as follows, all as of January 31, 1994.

         1. SUMMARY AND DEFINITIONS. The following definitions apply in this Lease:

                  (a) TERM: Three (3) years, beginning on April 1, 1994 ("Commencement Date") or any deferred Commencement Date that may apply under Exhibit C. Landlord and Tenant will execute a certificate specifying the revised Commencement Date and the last day of the Term ("Termination Date"), should the Commencement Date change from the date stated in this Section 1.(a).

                  (b) BASE RENT: $60,000 per annum ($.65 per rentable square foot per month), in equal monthly installments of $5,000.

                  (c) PERMITTED USE: Restaurant, nightclub, billiards, and related activity.

                  (d) EXHIBITS AND RIDERS: Exhibits A, B, C, D, E, and F and Rider 1, attached hereto, all a part of this Lease.

                  (e) PREMISES: The space on the 1st floor of the Building shown as Suites 307 and 309 of the Leased Premises on Exhibit E. Premises does not include any mechanical, electrical, telephone and similar rooms which service the Building; janitor closets; elevator, pipe, and other vertical shafts and ducts; flues; stairwells (except any stairwells exclusively serving the Premises); area above acoustical ceiling; and areas not shown on Exhibit E as part of the Premises. The rentable area of the Premises is approximately 7,720 square feet.

                  (f) BUILDING: The office building known as 505 University East, Brazos County, College Station, Texas 77840; with a total rentable area of approximately 34,701 square feet; together with the land described in Exhibit A, on which said building is situated, and with the building(s), parking facilities, and all other structures, improvements, fixtures and appurtenances from time


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                           to time on, appurtenant to or servicing that land
                           and the building.

                  (g)      SECURITY DEPOSIT: $0

                  (h) PARKING AREA: All parking spaces not designated as received shall be accessible to Tenant.

                  (i) BROKERS: Clarke & Wyndham, Inc. as Landlord's broker, and N/A as Tenant's broker.

                  (j) TENANT'S SHARE: The rentable area of the Premises divided by 95% of the rentable area of the Building. The agreed-upon rentable areas of the Premises and the Building shall be stated above, and Tenant's Share shall be 23%. For any year in which either of such areas materially changes, Tenant's Share and Excess Operating Costs shall be based on the average rentable area during such year.

                  (k) EXCESS OPERATING COSTS: For any calendar year, the amount by which Operating Costs for that year exceed the 1994 Operating Costs. If the rentable area of the Building in that year differs from the rentable area of the Building in 1994, then the 1994 Operating Costs shall be appropriately adjusted.

                  (l)      OPERATING COSTS: See Section 4(b)(i).

                  (m)      ADDITIONAL RENT: See Section 4(b).

                  (n) EMPLOYEES: Employees, agents, partners, officers, licensees, invitees, contractors or guests.

                  (o) ALTERATIONS: Alterations, improvements or additions (including fixtures) in or to the Premises.

                  (p)      ASSIGNMENT:  See Section 10.

                  (q)      ASSIGNEE:  See Section 10.

                  (r) GUARANTOR: Any Guarantor of the obligations to this Lease.

                  (s) MORTGAGE: Any mortgage or deed of trust covering any part of the Building or any interest in Landlord.

                  (t)      MORTGAGEE:  Any holder of a Mortgage.


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                  (u)      EVENT OF DEFAULT: See Section 22(a).

2. DEMISE. Landlord leases the Premises to Tenant for the Term, and Tenant takes the same, all upon and subject to the terms and conditions of this Lease.

3. CONSTRUCTION OF PREMISES. Tenant will construct the Premises in accordance with Exhibit C, the Construction Agreement.

4. RENT. Tenant will pay the following to Landlord as rent, for the Term plus any earlier period of Tenant's occupancy:

         (a) BASE RENT. Base Rent, due in advance on the first day of each calendar month (prorated, for any partial month, based on a 30-day month). The first full monthly installment will be paid upon execution of this Lease.

         (b) ADDITIONAL RENT. Tenant's Share of Excess Operating Costs for each calendar year. This amount ("Additional Rent") will be calculated as follows:

                  (i) "Operating Costs" means any and all costs, expenses and disbursements of every kind and character which Landlord incurs, pays or becomes obligated to pay in connection with its ownership interest in the Building and associated land and parking, or the operation, maintenance, management, repair, replacement, and security thereof. All the foregoing shall be adjusted as provided herein. Operating Costs specifically includes real property taxes, assessments and other similar governmental charges, computer and accounting costs, costs reasonably incurred to reduce or contest items of Operating Costs, and the cost of insurance, including loss-of-rents coverage. Operating Costs excludes costs required to be capitalized (other than such costs for capital improvements or equipment which can reasonably be expected to reduce Operating Costs, or to comply with governmental requirements imposed after the date of this Lease, all of which shall be amortized over the useful life of the improvements or equipment); expenses paid by net proceeds of insurance; alterations attributable solely to tenants of the Building other than Tenant; the cost of electricity reimbursed to Landlord by tenants of the Building; debt service payments; and depreciation.


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                  (ii)     Landlord may require payments (on the first day of
                           each month) which, by the end of each year, will total Landlord's estimate of Additional Rent for the year. By the following April 1, or as soon thereafter as practical, Landlord will furnish to Tenant a statement of Operating Costs and Additional Rent for such year, and any amounts owing or overpaid on Additional Rent for that year shall within thirty
                           (30) days be paid by Tenant to Landlord, or refunded or credited by Landlord to Tenant, as the case may be. If the term commences on a day other than the first day of the month or calendar year, or terminates on a day other than the last day of the month or calendar year, then Tenant shall be required to pay only a prorata portion of the installments and adjustments of rent due for such month or year. This obligation shall survive termination or expiration of this Lease.

                  (iii) In the event the Building is not fully occupied during any year of the Term, an adjustment shall be made in computing the Operating Costs for such year as though the Building had been fully occupied during the year and as though the entire Building had been provided with the Building services described in
                           Section 5.

5.       SERVICES PROVIDED.

         (a) BUILDING SERVICES. Tenant shall pay the cost of electricity, telephone, water, garbage, and sewer to the Premises during the term of this Lease. Landlord shall furnish routine maintenance, painting and electric lighting service for all public areas and special service areas of the center in the manner and to the extent deemed by Landlord to be standard. Landlord may, in its sole discretion, provide additional services not enumerated herein. Failure by Landlord to any extent to furnish these defined services or any other services not enumerated, or any cessation thereof, shall not render Landlord liable in any respect for damages to either person or property, be construed as an eviction of Tenant, work an abatement of rent or relieve Tenant from fulfillment of any covenant in this Lease. Should any of the equipment or machinery break down, or for any cause cease to function properly, Tenant shall use reasonable diligence to repair the same promptly, but Tenant shall have no claim for rebate on account of any interruption in service occasioned from the repairs. Landlord reserves the right from time to time to make changes in


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                  the delivery of utilities and service to the common areas of the center.

         (b) JANITORIAL SERVICE. Landlord shall not furnish janitorial services to the leased premises but will through its Manager provide services, as often as deemed necessary by Landlord, to clean the public areas of the center and premises.

6. ACCEPTANCE OF PREMISES. By taking possession of the Premises, Tenant shall conclusively evidence that (subject only to matters noted in any punchlist which Tenant may concurrently deliver to Landlord) the Premises are fully completed and are suitable for Tenant's purposes; that the Building and every part of it, including the Premises, is in good and satisfactory condition; and that Tenant waives any defects therein.

7.       USE OF PREMISES.

         (a) PERMITTED USE. Tenants will use and occupy the Premises only for the Permitted Use, using and maintaining them in a clean, careful, safe, sanitary and proper manner.

         (b) LIABILITY FOR MISUSE. Tenant will pay for any damage to the Premises or to any other part of the Building caused by any negligence or willful act or any misuse or abuse by Tenant or its Employees.

         (c) LIMITATION ON USE. Tenant will not cause anywhere in the Building, or permit in the Premises: (i) any activity or thing contrary to applicable law, ordinance, regulation or insurance regulation; or which is in any way immoral or extra hazardous or could jeopardize the coverage of normal insurance policies or increase their cost; (ii) waste or nuisance, defacing or injury of the Building, or any activity causing odors perceptible outside the Premises; (iii) retail sales, purchases or gifts of any merchandise, or storage therefor;
                  (iv) overloading of the floors or the structural or mechanical systems of the Building. Tenant will conduct its business and occupy the Premises and shall not create any nuisance or interfere with, annoy, or disturb any other tenants in the Building or the Landlord in its management thereof, and shall not injure the reputation of the Building. Tenant shall not erect or place any item (including but not limited to signs) in, upon, or visible from the exterior or the common areas of the Building, unless approved by Landlord.


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         (d)      EXCLUDED USES. No portion of the Premises shall be used for a dental office, veterinary clinic, pet groomer, retailer of pet supplies, or a hair and nail salon.

8.       TENANT'S ALTERATIONS, REPAIR AND MAINTENANCE.

         (a) TENANT'S MAINTENANCE OBLIGATIONS. Tenant will maintain the Premises in good and usable condition and promptly make, at its expense, all necessary non-structural repairs and replacements to the Premises and perform and pay for the operation, maintenance and repair of fixtures and of supplemental air conditioning units; provided, however, that any such payments required during the first ninety (90) days following the commencement of this Lease will be paid by the Landlord, except for those expenses incurred due to the gross negligence of Tenant. Tenant will immediately pay the cost of repair and replacement due to damage or injury to the Building by Tenant or its Employees.

         (b) APPROVAL OF TENANT ALTERATIONS. Tenant will not make or permit Alterations without Landlord's prior written consent.

         (c) TENANT ALTERATIONS. Alterations will be performed, if Landlord elects, by Landlord or a contractor designated by Landlord, at Tenant's cost and expense. All Alterations will immediately be Landlord's property and a part of the Building without compensation to Tenant but subject to Tenant's rights hereunder, and Tenant will promptly notify Landlord of the value thereof for insurance purposes. Subject to the provisions of Section 12, Tenant will hold Landlord and its Employees forever harmless against any and all claims, expenses (including taxes) and liabilities of every kind which may arise out of or in any way be connected with any work performed by or on behalf of Tenant. Alterations, repairs and replacements by Tenant shall be in accordance with all applicable laws, rules and ordinances and the requirements of any insurance carrier, and be of a quality and class at least equal to the original work, performed in a good and workmanlike manner with good grades of materials. Landlord shall have the opportunity to inspect this work.

9. LIENS PROHIBITED. Tenant will not permit any lien on any part of the Building allegedly resulting from any work or materials furnished or obligations incurred by or for Tenant. If any such lien is filed, Tenant will promptly (i) discharge any such lien of record or (ii) if such lien is


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         filed in connection with a disputed matter, Tenant may instead procure and maintain a bond around such lien to Landlord's satisfaction. Tenant agrees to indemnify Landlord for any damages or costs sustained by Landlord which are caused by the existence of any such lien placed on any part of the Building by, through, or under Tenant. Neither this Lease nor any request or consent of Landlord to the labor, materials or obligations, is a consent to such a lien.

10. ASSIGNMENT; SUBLETTING. Except as expressly permitted hereby, Tenant may not assign, transfer, or encumber this Lease or any estate or interest therein, or permit the same to occur, or sublet or grant any right of occupancy for any part of the Premises, or permit such occupancy by any parties other than Tenant and Employees. (The foregoing, and ny changes in the terms thereof, are collectively called an "Assignment", and the other party thereto the "Assignee".) Any prohibited Assignment is voidable by Landlord.

         (a) CONDITIONS OF ASSIGNMENT. Landlord's consent to an Assignment is in Landlord's sole discretion. Such consent shall be effective only if in writing. Consent by Landlord to any Assignment shall not be a waiver of Landlord's rights as to any subsequent Assignments. Any approved sublease shall be expressly subject to the terms and conditions of this Lease. In the event of any Assignment, the assigning Tenant and any Guarantor will remain fully responsible and liable for all of Tenant's obligations under this Lease, and the Assignee will automatically be jointly and severally liable to the extent of the Assigned portion of the Premises. Upon an Event of Default, as hereinafter defined, while an Assignment is in effect, Landlord may collect directly from the Assignee all sums becoming due to Tenant under the Assignment and apply this amount against any sums due Landlord by Tenant, and Tenant authorizes and directs any Assignee to make payments directly to Landlord upon notice from Landlord. No direct collection by Landlord from any Assignee shall constitute a novation or release of Tenant or any Guarantor, a consent to the Assignment or a waiver of the covenant prohibiting Assignments.

         (b) REQUEST TO ASSIGN OR SUBLET; CANCELLATION. With any request for consent to an Assignment, Tenant will submit a copy of the Assignment to Landlord and notify Landlord of the proposed commencement date of the Assignment, the name of the proposed Assignee (accompanied by evidence of the nature, character, and financial condition of Assignee and its business), and


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                  all terms and conditions (including rental) of or relating to the Assignment. Within thirty (30) days of such request (or any time, if no request was given), Landlord, by notice to Tenant, may terminate this Lease as to the portion of the Premises that would have been affected by the Assignment, in which event Tenant shall be relieved of all obligations under this Lease as to such portion of the Premises, including rentals hereunder in proportion to the portion of the Premises affected thereby, as of the stated commencement date of the Assignment.

         (c) EXCESS RENT. If the consideration Tenant receives for any Assignment exceeds the rent payable under this Lease for the same period and portion of the Premises, the excess shall be immediately due and payable by Tenant to Landlord as additional rent under this Lease.

         (d) CHANGE OF CONTROL. Tenant will notify Landlord of any change in control of Tenant or any Guarantor, or any sale of more than half its assets outside the ordinary course of business. Concurrently, Tenant will submit current financial statements.

         (e) CONVEYANCE BY LANDLORD. Landlord may transfer, assign and convey any part of or interest in the Building or any of its rights under this Lease. If Landlord assigns its rights under this Lease, no further liability or obligation shall thereafter accrue against Landlord under this Lease, and Tenant will attorn and look solely to Landlord's successor in interest for performance of this Lease.

11. LANDLORD'S LIABILITY. Tenant will protect its property and Employees, and insure the same to its own satisfaction, and accordingly waives any claim against Landlord, its affiliates and managing agent and their respective Employees for loss or damage to any property, injury to any person, or injury to Tenant's business from any cause. This waiver shall not apply in the event of claims attributable to the gross negligence of Landlord, except for the following type of loss: (i) damage to any property other than normal office furniture, fixtures and equipment and (ii) incidental or consequential damages including business loss. Subject to the foregoing, Tenant for itself and its Employees, assumes all risk of damage to property, proximate or remote; all personal property on the Premises is at Tenant's risk only, and Landlord shall not be liable for any damage to or theft of such property.

12. TENANT'S INDEMNIFICATION. Tenant will indemnify and hold and save Landlord, its affiliates and managing agent and


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         their respective Employees harmless from all fines, suits, losses, costs, expenses, liabilities, claims, demands, actions, damages and judgments (for purposes of this Section 12 only, "Liabilities") suffered by, recovered from or asserted against the indemnitee, of every kind and character, resulting from any breach, violation or nonperformance by Tenant of any provision of this Lease; or from injury or damage to person or property incident to, arising out of, or caused (proximately or remotely, in whole or part) by any act, omission, negligence or misconduct by Tenant or its Employees, or in any other way from their occupancy or use of the Premises. Tenant agrees that the indemnity contained herein shall not be applicable if the Liabilities suffered are caused in whole or in part by the negligence of the indemnitee except in instances involving the following type of loss:
         (i) damage to property other than normal office furnishings, fixtures and equipment (including computer equipment), and (ii) incidental or consequential damages and to business loss. If any such proceeding is brought against Landlord or its Employees, Tenant will retain counsel reasonably satisfactory to Landlord to defend Landlord or its Employees (as the case may be) at Tenant's sole cost and expense. All such costs and expenses, including attorneys' fees and court costs, shall be a demand obligation owing by Tenant to Landlord. Tenant's obligations under this Section shall survive the termination or expiration of this Lease.

13. INSURANCE. Tenant will maintain as a minimum the following insurance during the entire Term:

         (a) comprehensive general liability insurance with combined single limits not less than $1,000,000, for personal injury or death and property damage occurring in or about or related to the use of the Premises.

         (b) "all risk" insurance for the full replacement cost of all Tenant's property on the Premise and all fixtures. Unless this Lease is terminated upon damage or destruction, the proceeds of such insurance will be used to restore the foregoing.

         All policies required hereunder will be issued by carriers rated A VII or better by the then current Best's Key Rating Guide and authorized to do business in the State of Texas. The policies shall name Landlord as an additional insured, with primary coverage non-contributing to any insurance Landlord may carry, and shall provide that coverage cannot be cancelled or materially changed except upon 30 days prior written notice to Landlord. Tenant shall furnish Landlord with an original certificate of insurance evidencing the required coverage upon execution of this Lease.


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14.      NO SUBROGATION. If either party suffers a loss of or damage to property in the Premises, in the Building, or related to this Lease, which is covered by valid insurance policies (or would be covered by policies which are required hereunder or which would be required but for any specific provisions for self-insurance), that party waives any claim therefor which it may have against the other party of its Employees (excluding contractors), regardless of whether negligence or fault of the latter party or its Employees (excluding contractors) may have caused the loss or damage. Each party will have its appropriate insurance policies properly endorsed, if necessary, to prevent any invalidation of insurance coverage required hereunder due to these mutual waivers.

15. FIRE AND CASUALTY. If the Premises or any part thereof is damaged by fire or other casualty, Tenant will promptly notify Landlord.

         (a) CANCELLATION OF LEASE; RESTORATION OF BUILDING. If the Building or the Premises is damaged by fire or other casualty to the extent that substantial alteration or reconstruction is required in Landlord's sole opinion, or if any Mortgagee requires that the insurance proceeds payable as a result of the fire or other casualty be applied against the mortgage debt, Landlord may terminate this Lease by notifying Tenant within sixty (60) days after the later of the date the damage occurs, or the date Landlord is so notified by its Mortgagee, in which event the rent under this Lease will be abated as of the date of the fire or other casualty. If this Lease is not terminated, then within seventy-five (75) days after the fire or other casualty, or such greater period as may be reasonably necessary, Landlord will commence to repair and restore the Premises and any portion of the Building required for access to the Premises, and will diligently complete the same, but Landlord is not required: (i) to expend more for such repair of the Premises than the net insurance proceeds (after any payment required under any Mortgage) reasonably allocable to the Premises, or (ii) to rebuild, repair or replace any of Tenant's furniture or furnishings or of fixtures and equipment removable by Tenant under the provisions of this Lease.

         (b) CASUALTY LOSS DURING LAST YEAR OF LEASE. If the Premises or the Building is damaged by fire or other casualty during the last twelve (12) months of the Term, whether or not the damage requires substantial repair and reconstruction, Landlord may cancel this


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                  Lease as of the date of the fire or casualty by notice to
                  Tenant within thirty (30) days thereafter.

         (c) ABATEMENT OF RENT. Landlord will allow Tenant a proportional abatement of rentable square feet of the Premises that is unfit for occupancy due to fire or other casualty. Except as expressly provided to the contrary in this Lease, this Lease will not terminate, and Tenant will not be entitled to damages or to any abatement of rent or other charges, as a result of a fire or other casualty, repair or restoration.

16. CONDEMNATION. If all or substantially all of the Building or of the Premises is taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain or is sold to the condemning authority in lieu of condemnation, then this Lease will terminate when physical possession is taken by the condemning authority. If a lesser but material portion of the Building is thus taken or sold (whether or not the Premises are affected thereby), Landlord may terminate this Lease by notice to Tenant within sixty (60) days after the taking or sale, in which event this Lease will terminate when physical possession is taken by the condemning authority. If the Lease is not terminated, rent payable will be reduced by the amount allocable to any portion of the Premises so taken or sold, and Landlord, at its sole expense, will restore the affected portion of the Building to substantially its former condition as far as feasible, but not beyond the work done by Landlord in originally constructing the affected portion of the Building and installing tenant improvements in the Premises. However, Landlord need not spend more for such restoration of the Premises than the Premises' allocable share of the net compensation or damages received by Landlord for the part of the Building taken. Landlord will be entitled to receive all of the compensation awarded upon a taking of any part of or all of the Building, including any award for any unexpired term of this Lease; Tenant may seek an award in separate proceedings for its personal property, trade fixtures, moving expenses and good will.

17. LANDLORD'S ACCESS. Landlord may enter any part of the Premises at all reasonable hours (or, in any emergency or suspected emergency, at any hour) to (i) inspect, test, clean, or make repairs, alterations and additions to the Building or the Premises as Landlord believes appropriate, or (ii) provide any service which Landlord is now or hereafter obligated to furnish to tenants of the Building, or (iii) show the Premises to prospective lenders, purchasers or (during the last twelve (12) months of the Term), tenants and, if they are vacated, to prepare them for


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         reoccupancy. Rent will not abate because of Landlord's entry.

18. SURRENDER OF PREMISES. As soon as its right to possession ends, Tenant will surrender the Premises to Landlord in as good repair and condition as when Tenant first occupied, except for reasonable wear and tear and for damage or destruction by fire or other casualty, and will concurrently deliver to Landlord all keys to the Premises, and restore any locks which it has changed to the system which existed at the commencement of the Term. If possession is not immediately surrendered, Landlord may enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying them, or any part thereof, without incurring any civil or criminal liability.

         (a) LEASEHOLD IMPROVEMENTS AND FIXTURES. Upon surrendering the Premises, Tenant will remove any parts specified by Landlord of the initial construction, Alterations and personal property in or upon the Premises. Except where Landlord requires removal, Tenant (if it is not in default) may elect whether to remove each item of moveable office furniture and equipment in the Premises not attached to the Building, but all initial construction and Alterations will remain without compensation to Tenant. All removals by Tenant will be accomplished in a good and workmanlike manner so as not to damage any portion of the Building, and Tenant will promptly repair and restore all damage done. If Tenant does not so remove any property which it has the right or duty to remove, Landlord may immediately either claim it as abandoned property, or remove, store and dispose of it in any manner Landlord may choose, at Tenant's cost and without liability to Tenant or any other party.

         (b) HOLDING OVER. If Tenant does not surrender the Premises as required, this creates a tenancy at sufferance only, on all terms of this Lease except that Tenant will have no right to renew, extend or expand, and the monthly rental will be twice the total amount payable (disregarding abatements or credits) by Tenant under this Lease (including without limitation parking rental, if applicable) during the last full calendar month before holding over. Nothing other than a written agreement (executed by both parties) will create any other relationship, notwithstanding any course of dealing. Tenant is liable for all damage Landlord suffers from such holding over, and will indemnify Landlord against any claims resulting from delay by Landlord in delivering possession of the Premises to other parties.


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19.      TENANT'S PROPERTY TAXES. Tenant is liable for all taxes levied or assessed against personal property or fixtures in the Premises or due to the use thereof, and will pay Landlord on demand any taxes levied or assessed against Landlord allocable to such property or use.

20. LIEN AND SECURITY INTEREST. This Lease constitutes a security agreement under the Uniform Commercial Code of Texas. In addition to the statutory landlord's lien and to secure its obligations, Tenant grants Landlord a security interest in and an express contractual lien upon all fixtures and personal property of Tenant in the Premises at any time, and on all proceeds therefrom. This property may not be removed from the Premises without Landlord's consent until all sums then due to Landlord have been paid and all Tenant's obligations have been fully complied with and performed. On an Event of Default by Tenant, Landlord may enter the Premises and take possession of any personal property there without liability for trespass or conversion, and sell the same, with or without having the property at the sale, after notifying Tenant at the time and place of public sale or of the time after which private sale is to be made, at which sale Landlord or its assigns may purchase the same. Any requirement of reasonable notice shall be met if given as provided in this Lease at least five (5) days before the day of sale. Any sale shall be considered a public sale conducted in a commercially reasonable manner if held in the Premises after the time, place and method of sale and a general description of the types of property to be sold have been advertised in a newspaper published or circulated in Brazos County, Texas for five (5) consecutive days prior to the sale. The proceeds from any disposition less all expenses connected with taking possession, holding and selling of the property (including reasonable attorneys' fees and other expenses), will be credited against the indebtedness secured by the security interest granted in this section. At Landlord's request, Tenant will execute and deliver to Landlord a financing statement sufficient to perfect this security interest; Landlord may file a copy of the relevant portions of this Lease as a financing statement.

21. SECURITY DEPOSIT. To secure its obligations under this Lease, Tenant, upon execution of the Lease, will pay Landlord the Security Deposit. Landlord may commingle the Security Deposit with other funds, and from time to time may apply any of the Security Deposit to satisfy any obligation of Tenant under this Lease. Tenant will pay to Landlord on demand the amount applied. If Tenant is not in default at the termination of this Lease, Landlord will return any remaining Security Deposit, without interest, upon receipt of Tenant's forwarding address. Tenant shall not assign or encumber the Security Deposit or attempt to do so, and Landlord shall not be bound by such assignment or encumbrance. Regardless of any Assignment, Landlord may return the Security Deposit to the original Tenant.

22.      DEFAULT AND REMEDIES.

         (a)      EVENTS OF DEFAULT. It shall be an "Event of Default" if:

                  (i) Tenant fails to make a payment within ten (10) days after it is due hereunder, or three (3) times in a calendar year fails to pay when due Base Rent, Additional Rent or any other amount owed by Tenant hereunder.

                  (ii) Tenant fails to comply with any other obligation under this Lease and does not cure such failure as soon as reasonably practicable and in any event within twenty (20) days after notice.

                  (iii) Tenant or any Guarantor becomes insolvent, makes a transfer in fraud of creditors or an assignment for the benefit of creditors, admits in writing its inability to pay its debts as they become due, or files a petition under any section or chapter of the United States Bankruptcy Code or any similar law or statute; or an order for relief is entered with respect to Tenant or any Guarantor in any bankruptcy, reorganization or insolvency proceedings; or a pleading seeking such an order is not discharged or denied within sixty (60) days after its filing; or a receiver or trustee is appointed for all or substantially all assets of Tenant or any Guarantor or of the Premises or any of Tenant's property located thereon in any proceeding brought by Tenant or any Guarantor, or any receiver or trustee is appointed in any proceeding brought against Tenant or any Guarantor and not discharged within sixty (60) days after appointment or Tenant or the Guarantor does not contest such appointment; or any part of Tenant's estate under this Lease is taken by process of law in any action against Tenant.

                  (iv) Tenant fails to move into or take possession of the Premises within fifteen (15) days after the Commencement Date, or abandons or vacates any substantial portion thereof, or fails for a period of ten (10) consecutive days to conduct its business therefrom (unless the Premises are untenantable), or removes or attempts to remove substantially all its removable property.

         (b) REMEDIES. On any Event of Default, Landlord may terminate this Lease by notice to Tenant, or continue this Lease, in full force and effect, and/or perform Tenant's obligations on Tenant's behalf and at Tenant's expense.

                  (i) If and when this Lease is so terminated, all rights of Tenant and those claiming under it will terminate, as if this Lease had expired by lapse of time. Landlord may immediately recover from Tenant all accrued, unpaid sums, plus interest and late charges, if in arrears, under the terms of this Lease up to the date of termination, and any amounts owing under Sections 18 and 22(b)(iii). In addition, Tenant will immediately pay Landlord the excess, if any, of (A) the present value of all amounts which would have become due under this Lease for the remainder of the Term, over (B) the present value of any net amounts which Tenant establishes Landlord can reasonably expect to recover by reletting the Premises for the remainder of the Term, taking into consideration the cost of such reletting, including remodeling, the availability of acceptable tenants and other market conditions affecting leasing. Such present value shall be calculated at a discount rate which is one percent (1%) above the rate commonly called the discount rate for 90-day commercial paper in effect at the Federal Reserve Bank of Chicago on the date of termination.

                  (ii) Until the Lease is so terminated, Landlord may terminate Tenant's right of possession and, on Tenant's behalf and at Tenant's expense and in Landlord's sole discretion, may sublet any of the Premises (and, on expiration or termination of the sublease, may resublet), for all or part of the remainder of the Term, on whatever terms and conditions Landlord in its sole discretion deems advisable. Against the rents and sums due from Tenant to Landlord during the remainder of the Term, credit will be given Tenant in the net amount of rent received from the new tenant after deduction by Landlord for: (1) the costs incurred by Landlord in reletting the Premises (including, without limitation, repair and remodeling costs, brokerage fees, legal fees and the like); and (2) all accrued sums, plus interest and late charges if in arrears, under the terms of this Lease.

                  (iii) Upon an Event of Default or when Tenant is no longer entitled to possession, Landlord may enter the Premises and dispose of Tenant's property as herein provided, without any civil or criminal liability, and may perform Tenant's obligations hereunder on Tenant's behalf. Tenant will reimburse Landlord on demand for Landlord's attorneys' fees and other expenses in doing so, and Landlord shall not be liable for any damages resulting to Tenant, whether or not caused by Landlord's negligence or gross negligence. This subsection 22(b)(iii) survives expiration or termination of the Lease.

         (c) CONTINUING LIABILITY. No repossession, re-entering or reletting of the Premises or any part thereof by Landlord relieves Tenant or any Guarantor of its liabilities and obligations under this Lease.

         (d) REMEDIES CUMULATIVE. All rights and remedies of Landlord under this Lease will be nonexclusive of and in addition to any remedies available to Landlord at law or in equity.

         (e) NO EXEMPLARY OR PUNITIVE DAMAGES. In no event shall Tenant or Landlord be subject to any exemplary or punitive damages arising out of failure to perform as agreed in this Lease.

         (f) NO WAIVER. Landlord's failure to insist on strict compliance with any term hereof or to exercise any right or remedy, does not waive the same. Waiver or any agreement regarding any breach does not affect any subsequent or other breach, unless so stated. A receipt by Landlord of any rent with knowledge of the breach of any covenant or agreement contained in this Lease shall not be a waiver of the breach, and no waiver by Landlord of any violation or provision of this Lease shall be effective unless expressed in writing and signed by Landlord. Payment by Tenant or receipt by Landlord of a lesser amount than due under this Lease may be applied to such of Tenant's obligations as Landlord elects. No endorsement or statement on any check, and no accompanying letter, shall make the same an accord and satisfaction, and Landlord may accept any check or payment without prejudice to Landlord's right to recover the balance of the rent or pursue any other remedy provided in this Lease.

23. ATTORNEYS' FEES. If either party prevails in any litigation between the parties arising under this Lease or the relationship it creates, the non-prevailing party will on demand pay or reimburse the prevailing party's attorneys' fees, costs and expenses.

24. WAIVER BY TENANT. Except as otherwise set forth in this Lease, Tenant waives and surrenders any right and privilege which it may now or hereafter have (i) to redeem the Premises or to have a continuance of this Lease after termination of the Lease, Tenant's right of occupancy or the Term, (ii) for exemption of property from liability for debt or for distress for rent, and (iii) relating to notice, demand or delay relating to any of Landlord's remedies or rights. Tenant waives jury trial of any matters relating to Assignments, bankruptcy or similar matters, or the prevention of damage to the structural components or mechanical, electrical or plumbing systems of the Building.

25. SUBORDINATION. This Lease and all rights of Tenant under this Lease are subject and subordinate to any of the following, and any modifications thereof, which may now or hereafter affect any portion of the Building:
         (i) any Mortgage, (ii) any ground or underlying lease covering any part of the Building, (iii) any applicable laws, rules, statutes and ordinances of any governmental authority having jurisdiction, and (iv) all utility easements and agreements. On sale by foreclosure of a Mortgage or sale in lieu of foreclosure, Tenant will attorn to the purchaser if requested by such purchaser, and recognize the purchaser as the Landlord under this Lease. These provisions are self- operative and no further instrument is required to effect them; however, upon demand from time to time, Tenant shall execute, acknowledge and deliver to Landlord any instruments and certificates necessary or proper to evidence such subordination and/or attornment or, if Landlord so elects, to render any of the foregoing subordinate to this Lease or to any or all rights of Tenant hereunder. Tenant further waives the provisions of any current or future statute or rule or law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligation of Tenant hereunder in the event of any such foreclosure proceeding or sale, and agrees that this Lease shall not be affected in any way whatsoever by any such proceeding or sale unless the Mortgagee, or the purchaser, shall declare otherwise.

26. NOTICE TO LANDLORD AND MORTGAGEE. Tenant shall not sue Landlord for damages or exercise any right to terminate until (i) it gives written notice to any Mortgagee whose name and address have been furnished to Tenant, and (ii) a reasonable time for remedying the act or omission giving rise to such suit has elapsed following the giving of the notice, without the same being remedied. During that time

         Landlord shall not be considered in default, and Landlord and/or any Mortgagee and/or their Employees may enter the Premises and do therein whatever may be necessary to remedy the act or omission.

27. RULES AND REGULATIONS. Tenant and its Employees shall comply with the Rules and Regulations (as changed from time to time as therein provided) attached as Exhibit C.

28. ESTOPPEL CERTIFICATE. Promptly upon not less than ten (10) days' prior request, Tenant will from time to time execute and deliver to Landlord a certification in writing as to such matters as may reasonably be requested including, without limitation, that Tenant consents to the assignment of this Lease and its rents, that (except as may be specified in said certificate), this Lease is unmodified and in full effect, that rent has been paid to and only to the end of the current month, and that to the knowledge of the signer of the certificate (after due investigation) no default exists under this Lease. Notwithstanding the preceding sentence, Tenant shall only be required to certify to truthful statements, thus any certification shall be modified by Tenant to correctly set forth any specific exceptions Tenant may have. Any such certification delivered may be relied upon by Landlord and by any actual or prospective purchaser or mortgagee of any part of the Building or of any interest in Landlord.

29. NO PERSONAL LIABILITY. Any liability of Landlord and its Employees to Tenant and its Employees under this Lease, or arising from the relationship under it, is limited in amount to the value of the interest of Landlord in the Building, and Landlord and its Employees shall not be personally liable for any deficiency. This clause does not limit or deny any remedies which do not involve personal liability. If Landlord impermissibly withholds, denies or delays any consent which Tenant is required to obtain, Tenant may seek specific performance but shall not be entitled to damages therefor. Landlord's review, supervision, inspections, comments or approval regarding any aspect of work to be done by or for Tenant (under the Construction Agreement, as an Alteration or otherwise) are solely for Landlord's protection and, except as expressly provided in writing, create no warranties or duties to Tenant or to third parties.

30.      PAYMENTS AND NOTICES.

         (a) PAYMENTS. All payments required to be made by Tenant to Landlord are to be paid to Landlord, without prior demand except as may be specified and without any setoff, deduction or counterclaim whatsoever, in legal tender of the United States of America at the address set forth on the invoice or, if no invoice is submitted or no address is set forth, at the address for Landlord set forth on this Lease or at any other address as Landlord may specify from time to time by written notice delivered in accordance with this Section.

         (b) NOTICES. All notices given hereunder shall be in writing and shall be considered properly given if mailed by first class United States Mail, postage prepaid, registered or certified with return receipt requested, or by delivering same in person to the intended addressee, or by telecopy. All notices shall be effective upon receipt at the address set forth on this Lease or at such other address as the parties may specify from time to time by written notice delivered in accordance with this Section 30; except that any notice mailed as above provided shall be effective upon its deposit in the custody of the U.S. Postal Service if such notice is returned undelivered to the sender.

31. RIGHTS RESERVED BY LANDLORD. In addition to other rights retained or reserved, Landlord reserves the following rights, exercisable without notice and without liability to Tenant and without effecting an eviction, constructive or actual, or in any way diminishing Tenant's obligations: (a) to change the name or street address of the Building or any part of it; (b) to install, affix and maintain, modify or remove any and all signs on the exterior and interior of the Building; (c) to designate and approve, prior to installation, all types of interior and exterior window treatments, and to control all internal lighting that may be visible from the exterior of the Building; (d) the exclusive right to designate, limit, restrict and control any service in or to the Building; (e) to keep, and to use in appropriate instances, keys to all doors within and into the Premises (no locks shall be changed or added without the prior written consent of Landlord); (f) to decorate and make repairs, alterations, additions, changes or improvements whether structural or otherwise (specifically including, without limitation, those in conjunction with Landlord's construction of additional buildings) in and about any part of the Building, and to enter the Premises for these purposes and, during such work, to temporarily close doors, entryways, public space and corridors in the Building, to interrupt or temporarily suspend Building Services and facilities and to change the arrangement and location of entrances or passageways, windows, doors and doorways, corridors, elevators, stairs, toilets, or other public parts of the Building; (g) to approve the weight, size and location of safes and other heavy equipment and articles in and about the Premises and the Building, and to require all such items and furniture to be moved into and out of the Building and Premises only at times and in manner as Landlord directs (movement of Tenant's property are entirely at the risk and responsibility of Tenant, and Landlord reserves the right to require permits before allowing any property to be moved into or out of the Building); (h) to have access for Landlord and other tenants of the Building to any mail chutes located on the Premises according to the rules of the United States Postal Service; and (i) to take all reasonable measures Landlord considers advisable for the security of the Building and its occupants.

32. BROKERS. Landlord shall pay all commissions due and owing the Brokers pursuant to Landlord's listing agreement in connection with this Lease. Landlord will indemnify Tenant and hold Tenant harmless from and against any costs, expenses or liability for commissions or other compensation or charges claimed by any other broker or agent claiming to represent Landlord with respect to this Lease. Tenant warrants that it has had no dealing with any broker or agent other than the Brokers in connection with the negotiation or execution of this Lease, and Tenant will indemnify Landlord and hold Landlord harmless from and against any and all costs, expenses or liability for commissions or other compensation or charges claimed by any broker or agent with respect to this Lease.

33.      MISCELLANEOUS PROVISIONS

         (a) COVENANT OF QUIET ENJOYMENT. Provided Tenant keeps and fulfills all of the terms, covenants, agreements and conditions to be paid or performed by it, at all times during the Term, Tenant shall enjoy peaceable and quiet possession of the Premises without any unreasonable disturbance from Landlord or from any other person claiming by, through or under Landlord, but not otherwise, subject to the terms of this Lease and to any Mortgages, ground leases or other matters to which this Lease is subject and subordinate.

         (b) EMPLOYEES. Where either party agrees not to do a particular thing, it also agrees not to permit its Employees to do so. Where either party waives rights against the other party, it also waives the same rights against the other party's Employees. That waiver shall be considered a waiver on behalf of the party making it, of all that party's Employees, and of anyone claiming under any of them, including insurers and creditors.

         (c) LANDLORD'S COSTS. Where Tenant is required to pay or reimburse Landlord for the costs of any item, the costs shall be the reasonable and customary charge established by Landlord from time to time, including a reasonable allocation of Landlord's overhead, administrative and related costs associated with the ownership and operation of the Building. Failure to pay any reimbursable cost shall be treated as a failure to pay rent.

         (d) LATE PAYMENTS. If any sums due hereunder are not paid within ten (10) days after they are due and payable, Tenant shall also pay a late charge of five percent (5%) of all such past due amounts, plus interest from the date due at eighteen percent (18%) per annum, compounded monthly (but not more in total than the maximum amount permitted by law).

         (e) INVOICES. Tenant will promptly notify Landlord of any dispute it may have regarding Landlord's invoices. If Tenant does not notify Landlord within thirty (30) days after receiving the invoice, it is conclusively deemed to have agreed to the invoice and all underlying facts.

         (f) BUSINESS DAYS AND HOURS; HOLIDAYS. The term "business days" means Monday through Friday (except for holidays). The term "normal business hours" means 7:00 a.m. to 6:00 p.m. on business days. The term "holidays" means those days designated by the government of the United States as the holidays for New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and such other holidays as may be designated in the Rules and Regulations.

         (g) SEVERABILITY. Every covenant and obligation contained in this Lease, including the obligation to pay rent, is and shall be construed to be a separate and independent covenant and obligation and not as a condition. If any term or provision of this Lease or its application to any person or circumstance is invalid and unenforceable to any extent, the remainder of this Lease, as well as such term or provision as otherwise applied, shall not be affected thereby.

         (h) NO MERGER OF ESTATES. There shall be no merger of this Lease of the leasehold estate hereby created with the fee estate in the Premises or any part thereof by reason of the fact that the same person may acquire or hold, directly or indirectly, any interest in this Lease or the leasehold estate created as well as any interest in the fee estate in the Premises.

         (i) FORCE MAJEURE. When a period of time is herein prescribed for action to be taken by Landlord, Landlord shall not be liable or responsible for, and there is excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions or any other cause of any kind whatsoever which is beyond the control of Landlord. Subject to the preceding sentence, time is of the essence of every part of this Lease.

         (j) INTERPRETATION OF LEASE. No amendment or modification of this Lease is binding or valid unless expressed in writing and executed by both parties. Tenant represents, warrants and covenants that any financial statements heretofore or hereafter provided to Landlord in connection with this Lease are accurate and not materially misleading. The headings in this Lease are for convenience only and shall not affect the meaning of the text. Words of any gender include any other gender, and words in the singular number include the plural, unless the context otherwise requires. The term "hereunder" or similar terms refers to this Lease as a whole. If any context in which any defined term is used clearly conflicts with the definition thereof, said context shall control only for that use, and clearly related uses, of such term.

         (k) JOINT AND SEVERAL LIABILITY. If there is more than one Tenant or any Guarantor, the obligations imposed upon such parties are joint and several obligations of each of them, and Landlord need not first proceed against any of them before proceeding against the others, nor shall any Guarantor be released from its guarantee for any reason whatsoever, including, without limitation, any amendment of this Lease, any forbearance by Landlord or waiver of any of Landlord's rights, the failure to give any Tenant or Guarantor any notices, or the release of any party liable for the payment of Tenant's obligations.

         (l) GOVERNING LAW. Texas law governs this Lease. Except as specifically provided, neither party may record this Lease or a copy or memorandum thereof. The submission of this Lease to Tenant is not an offer, nor does Tenant have any rights unless and until each party executes a copy of this Lease and delivers the same to the other. All covenants, agreements, terms and conditions to be observed and performed by the parties are binding upon their respective heirs, personal representatives, successors and assigns.

         (m) CONFIDENTIALITY. Tenant agrees that it will not reveal the terms and conditions of this lease or any inducements provided by Landlord in connection herewith.

THIS LEASE IS THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND/OR THE PARTIES' AGENTS CONCERNING THE SUBJECT MATTER, SUPERSEDING ANY PRIOR WRITTEN OR ORAL AGREEMENTS AND WITHOUT ANY IMPLIED AGREEMENTS, WARRANTIES OR UNDERSTANDINGS.

         IN WITNESS WHEREOF, this Lease is hereby executed in multiple originals as of the date first above stated.


TENANT:                                      LANDLORD:

505 ENTERTAINMENT, LTD.                      505 CENTER, L.P.

                                             By:  Clarke & Wyndham, Inc.
By: /s/ Paul R. Guernsey
    -----------------------------            Its: Attorney-in-Fact
Name:  Paul R. Guernsey,
         President
       Fox & Hound, Inc.                     By: /s/ Paul J. Clarke
       --------------------------                -------------------------------
Title: Its General Partner                   Name: Paul J. Clarke
       --------------------------                  -----------------------------
Tenant's Address:                            Its: President
                                                  ------------------------------
505 University East                          Landlord's Address:
Suites 307 and 309
College Station, TX 77840                    505 Center, L.P.
                                             c/o Clarke & Wyndham, Inc.
Copy to:                                     3608 E. 29th St.
                                             Suite 100
Mr. Paul Guernsey                            Bryan, TX 77802
505 Entertainment, Ltd.
4504 Winewood Court
Colleyville, TX 76034

Note: If Tenant shall be a corporation, the authorized officers must sign on behalf of the corporation. The Lease must be executed by the president or vice-president and the secretary or assistant secretary, unless the by-laws or a resolution of the board of directors shall otherwise provide, in which event, the by-laws or a certified copy of the resolution, as the case may be, must be furnished. Also, the appropriate corporate seal must be affixed.

                                LIST OF EXHIBITS

                                       AND

                                     RIDERS


Exhibit A        Property Description

Exhibit B        Rules and Regulations

Exhibit C        Construction Agreement

Exhibit D        Parking

Exhibit E        Premises

Exhibit F        Options

Rider 1          Signage

                                    EXHIBIT A

                              PROPERTY DESCRIPTION


Being all that certain lot, tract or parcel of land lying and being situated in Brazos County, Texas, and being Lot One (1), Block "F", COLLEGE HEIGHTS ADDITION, an Addition to the City of College Station, Brazos County, Texas, according to the plat recorded in Volume 466, Page 145, Deed Records of Brazos County, Texas.

                                    EXHIBIT B
                              SHOPPING CENTER LEASE
                              RULES AND REGULATIONS


1. Tenant shall not block or obstruct any of the entries, passages, doors, hallways, sidewalks, or stairways of the Center, or permit such areas to be used at any time except for ingress and egress.

2. The movement of furniture, equipment, merchandise or materials within, into or out of the Premises shall be through the rear entrance delivery door, if any, and shall be restricted to time, method and routing of movement as determined by Landlord, and Tenant assumes all liability and risk in that movement. Any damage done to the Premises or Center during such movement shall be paid by the Tenant. Landlord shall not be responsible for watching or safekeeping any items delivered to Tenant. Tenant shall keep and maintain in good order, condition and repair any loading platform, truck dock and/or truck maneuvering space therefore which is used by Tenant or to which Tenant has the right of exclusive use, even if that area is not within the Premises.

3. No sign, advertisement or notice (including "sign vans", temporary signs or other similar devices) shall be displayed, painted or affixed by Tenant in or on any part of the Center or the Premises without prior written consent of Landlord. All signs submitted for Landlord's prior written approval shall conform to any sign requirements or restrictions for the Center.

4. Landlord is not responsible for lost or stolen personal property, equipment, money or any article taken from the Premises or the Center.

5. Tenant shall keep the Premises and adjacent areas (including sidewalks, service-ways, and loading areas) in a clean and tidy condition, and free from dirt, rubbish or other obstructions at all times. Tenant shall have the sole responsibility of the timely removal and disposal of crates, boxes, and/or any other article of trash that will not fit or was not intended for use in existing trash containers.

6. Tenant, its agents, servants and employees shall not install or operate any refrigerating, heating or air conditioning apparatus or carry on any mechanical operation or bring into the Premises or the Center any inflammable, combustible, highly toxic, corrosive, or explosive fluids, chemicals or substances without the prior written permission of Landlord.


                                    Exhibit B
                                   Page 1 of 5

7. No signaling, telegraphic or telephonic instruments or devices, or other wires, instruments or devices, shall be installed in connection with any demised premises without the prior written approval of Landlord, which approval shall not be unreasonably withheld unless same may affect the structural components of the Center or the mechanical, electrical or plumbing systems of the Center. Such installations, and the boring or cutting for wires, shall be made at the sole cost and expense of the Tenant and under the control and direction of Landlord. Landlord retains in all cases the right to require (1) the installation and use of such electrical protecting devices that prevents the transmissions of excessive current of electricity into or through the Center, (2) the changing of wires and of their installation and arrangement underground or otherwise as Landlord may direct, and (3) compliance on the part of all using or seeking access to such wires with such rules as Landlord may establish relating thereto. All such wires used by Tenants must be clearly tagged at the distribution boards and junction box and elsewhere in the Center, with (1) the number of the demised premises to which said wires lead, (2) the purpose for which said wires are used, and (3) the name of the company operating same.

8. If Tenant desires signal, communication, alarm or other utility or service connection installed or changed, the same shall be made at the expense of Tenant, with approval and under direction of Landlord.

9. Except as set forth in any construction plans approved by Landlord, or otherwise approved in writing by Landlord, no exterior lighting, awnings, decorations, paintings, canopies or other projections may be attached to the exterior surface of the walls enclosing the Premises. No curtains, blinds, screens, lettering, placards, decorations, or advertising media may be attached to or hung, or used in connection with, any window or door of the Premises without the prior written approval of Landlord as to the quality, type, design, color and manner of attaching the same. No protective screen, grating, shade or other enclosing device may be used on the portion of the Premises abutting the Common Areas, courts or public corridors without Landlord's prior written approval as to the quality, type, design, color and manner of attaching the same, to the end that all storefronts facing the said Common Area will be compatible, in Landlord's reasonable judgement, in appearance. Tenant shall regularly clean, repair and, if necessary in Landlord's reasonable judgement, replace any awnings used exclusively in connection with the Premises.


                                    Exhibit B
                                   Page 2 of 5

10. No additional locks shall be placed on any door in or providing access to the Premises unless Landlord or the Center manager is given a key to the lock at the time that it is installed. Tenant shall not have any duplicate keys made and shall return all keys to Landlord promptly upon termination of this Lease.

11. Tenant shall give Landlord prompt notice of all damage to or defects in air conditioning equipment, plumbing, electrical facilities or any part or appurtenance of the Premises.

12. Tenant shall not use the sidewalk adjacent to or any other space outside the Premises for display, sale or any other similar purpose.

13. Tenant shall not use the plumbing facilities of the Premises for any purpose other than that for which they were constructed. If Tenant uses the premises for the sale, preparation, or service of food for on-premises consumption, Tenant shall install any grease traps that may be necessary or desirable to prevent the accumulation of grease or other wastes in the plumbing facilities servicing the Premises.

14. Tenant shall not place a load on any floor exceeding the floor load per square foot that the floor was designed to carry.

15. If Tenant is a food related tenant, then Tenant shall cause all garbage to be removed daily between the hours of 10:00 p.m. and 8:00 a.m. only. Otherwise, Tenant shall adhere to trash pick-up procedures established from time to time by Landlord.

16. Canvassing, soliciting and peddling in the Center are prohibited, and each Tenant shall cooperate to prevent the same.

17. All plate and other glass now in the Premises is situated there at the risk of Tenant, and if broken, shall be replaced by and at the expense of Tenant. Tenant shall maintain all display windows in a neat, attractive condition. All signs visible through the windows and doors shall comply with the signage provisions in this Lease. Tenant shall keep the display windows electrically lighted during such reasonable periods of time as Landlord requires.

18. Alterations and miscellaneous job orders shall at all times be directed to the Center manager to facilitate the orderly and otherwise proper processing of that work in accordance with any covenants of the Lease applicable thereto.



                                    Exhibit B
                                   Page 3 of 5

19. If the leased premises of any Tenant becomes infested with vermin and such infestation is caused by Tenant's use of its premises, such Tenant, at its sole cost and expense shall cause its leased premises to be treated by a professional exterminator from time to time to the satisfaction of the Landlord.

20. Tenant shall not install and operate machinery or any mechanical devices of a nature not directly related to Tenant's ordinary use of the Tenant's leased premises without the written permission of the Landlord.

21. Tenant shall comply with parking rules and regulations as may be posted and distributed from time to time.

22. Tenant shall use its best efforts to prohibit picketing or other union activities involving its employees in the Center except in those locations and subject to time and other limitations as to which Landlord may give prior written consent.

23. Landlord shall in all cases retain the right to control or prevent access to the common areas by all persons whose presence, in the judgment of Landlord, shall be prejudicial to the safety, character, reputation or interests of the Center and its tenants.

24. In case of invasion, riot, public excitement or other commotion, Landlord reserves the right to prevent access to the Premises or Center during the continuance of same. Landlord shall in no case be liable for damages for the admission or exclusion of any person to from the Premises or Center. Landlord has the right to evacuate the Premises or Center in the event of an emergency or catastrophe.

25. Landlord may waive any one or more of these Rules for the benefit of any particular tenant or tenants, but no waiver by Landlord shall be construed as a waiver of such Rules in favor of any other tenant or tenants, or prevent Landlord from thereafter enforcing all Rules against any or all of the Tenants of the Center.

26. Landlord may amend these Rules and make other and further reasonable rules as in its judgement are from time to time necessary and desirable. Landlord shall not be responsible for any violation of the foregoing rules and regulations by other tenants of the Building and shall have no obligation to enforce the same against other tenants.


                                    Exhibit B
                                   Page 4 of 5

TENANT:                                      LANDLORD:

505 ENTERTAINMENT, LTD.                      505 CENTER, L.P.

                                             By:  Clarke & Wyndham, Inc.
By: /s/ Paul R. Guernsey
   ---------------------------               Its: Attorney-In-Fact
Name:  Paul R. Guernsey,
         President
       Fox & Hound, Inc.                     By: /s/ Paul J. Clarke
       -----------------------                  ---------------------------
Title: Its General Partner                   Name: Paul J. Clarke
       -----------------------                    -------------------------
                                             Its: President
                                                  -------------------------


                                    Exhibit B
                                   Page 5 of 5

                                    EXHIBIT C

                             CONSTRUCTION AGREEMENT


         Landlord shall provide Tenant a construction allowance of $10.00 p.s.f. of rentable area. Tenant's construction drawings must be preapproved by Landlord prior to the allowance being paid.

                                    EXHIBIT D
                                     PARKING


1. At all times during the initial term of this Lease and conditioned upon this Lease being in full force and effect and there being no Event of Default by Tenant under this Lease, Tenant is permitted access to the reasonable and non-exclusive use of the surface parking area attached to the Building for the parking of ______ vehicles in an area for unassigned parking spaces.

2. Neither Tenant nor Tenant's employees shall have the right to assign or sublease such parking spaces except in connection with an Assignment of this Lease.

3. Upon occupancy, Tenant shall provide to Landlord a list of Tenant's employees who are utilizing the parking spaces provided by Landlord and the state license numbers of such employees' vehicles. Tenant shall be required to update such list when changes occur.

4. Tenant shall use the parking spaces in accordance with Landlord's parking rules and regulations, which shall be made, modified, and enforced by Landlord only.

5. Landlord may, at its option, provide a reasonable means of controlling access to the parking area.

6. Landlord may relocate any parking areas or spaces from time to time, and may also use portions of the parking area outside of the designated areas for visitor, or other parking needs of Landlord.

7.       Landlord may change the size of the parking area.

8. Tenant is responsible for ensuring that its employees and agents do not park their automobiles in visitor parking areas or spaces, if any, established by Landlord, or in parking spaces or areas, if any, reserved or designated by Landlord for the use of other tenants of the Building, or for other purposes (such as for retail tenants).

9. Landlord is not liable or responsible for any loss of or to any automobile or vehicle or equipment or other property therein, or damage to property or injury to person, unless the loss, damages or injury is proximately caused by the gross negligence of Landlord or its employees.

10. Landlord may, in its sole discretion from time to time, designate parking spaces in any parking areas for the


                                    Exhibit D
                                   Page 1 of 2
         exclusive use of specified tenants of the Building. The location and number of those spaces shall be determined by Landlord in its sole discretion, and Landlord may from time to time change the location and number of those spaces.


TENANT:                                           LANDLORD:

505 ENTERTAINMENT, LTD.                           505 CENTER, L.P.

                                                  By:  Clarke & Wyndham, Inc.
By: /s/ Paul R. Guernsey
    ---------------------------                   Its: Attorney-In-Fact
Name:  Paul R. Guernsey,
         President
       Fox & Hound, Inc.                          By: /s/ Paul J. Clarke
       ------------------------                       --------------------------
Title: Its General Partner                        Name: Paul J. Clarke
       ------------------------                        -------------------------
                                                  Its: President
                                                       -------------------------


                                    Exhibit D
                                   Page 2 of 2

                             [ARCHITECTS' SITE PLAN]





                                    Exhibit E
                                     Page 1

                     [ARCHITECTS' FLOOR PLAN - BUILDING #3]






                                    Exhibit E
                                     Page 2

                                    EXHIBIT F
                                 OPTION TO RENEW


Lessee at Lessee's sole option shall have the right, but not the obligation to renew this Lease under the following terms and conditions, so long as Lessee is not in default. Lessee shall provide Lessor written notification of its intent to renew within 90 days of the expiration of the Lease or any applicable renewal period.


                OPTION              TERM                    RATE
                ------              ----                    ----
                   1               5 Years                 $9.00

                   2               5 Years              Market Rate

                   3               5 Years              Market Rate

All other terms of the Lease, except base monthly rental above, shall remain unchanged in option periods. "Market Rate" shall be defined as the average market rate for similar space within the Center.



                                    Exhibit F
                                   Page 1 of 1